Exhibit 99.2
First Quarter of Fiscal Year 2025 Financial Results & Business Update Exhibit 99.2

© 2025 FuelCell Energy 2 This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 regarding future events or our future financial performance that involve certain contingencies and uncertainties. The forward-looking statements include, without limitation, statements with respect to the anticipated financial results and statements regarding the plans and expectations regarding the continuing development, commercialization and financing of its current and future fuel cell technologies, the expected timing of completion of the ongoing projects, the expected timing of module replacements, the business plans and strategies, the capacity expansion, the capabilities of the products, and the markets in which the Company expects to operate. Projected and estimated numbers contained herein are not forecasts and may not reflect actual results. These forward-looking statements are not guarantees of future performance, and all forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could cause such a difference include, without limitation: general risks associated with product development and manufacturing; general economic conditions; changes in interest rates, which may impact project financing; supply chain disruptions; changes in the utility regulatory environment; changes in the utility industry and the markets for distributed generation, distributed hydrogen, and fuel cell power plants configured for carbon capture or carbon separation; potential volatility of commodity prices that may adversely affect our projects; availability of government subsidies and economic incentives for alternative energy technologies; risks that our restructuring plan will not result in the intended benefits or savings or will result in unanticipated costs, including but not limited to additional charges and/or higher than expected costs; our ability to remain in compliance with U.S. federal and state and foreign government laws and regulations; our ability to maintain compliance with the listing rules of The Nasdaq Stock Market; rapid technological change; competition; the risk that our bid awards will not convert to contracts or that our contracts will not convert to revenue; market acceptance of our products; changes in accounting policies or practices adopted voluntarily or as required by accounting principles generally accepted in the United States; factors affecting our liquidity position and financial condition; government appropriations; the ability of the government and third parties to terminate their development contracts at any time; the ability of the government to exercise - rights with respect to certain of our patents; our ability to successfully market and sell our products internationally; our ability to develop additional commercially viable products; our ability to implement our strategy; our ability to reduce our levelized cost of energy and deliver on our cost reduction strategy generally; our ability to protect our intellectual property; litigation and other proceedings; the risk that commercialization of our new products will not occur when anticipated or, if it does, that we will not have adequate capacity to satisfy demand; our need for and the availability of additional financing; our ability to generate positive cash flow from operations; our ability to service our long-term debt; our ability to increase the output and longevity of our platforms and to meet the performance requirements of our contracts; and our ability to expand our customer base and maintain relationships with our largest customers and strategic business allies, as well as other risks set forth in the filings with the Securities and Exchange Commission including the Annual Report on Form 10-K for the fiscal year ended October 31, 2024. The forward-looking statements contained herein speak only as of the date of this presentation. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement contained herein to reflect any change in the expectations or any change in events, conditions or circumstances on which any such statement is based. The Company refers to non-GAAP financial measures in this presentation. The Company believes that this information is useful to understanding its operating results and assessing performance and highlighting trends on an overall basis. Please refer to the earnings release and the appendix to this presentation for further disclosure and reconciliation of non-GAAP financial measures. (As used herein, the term refers to generally accepted accounting principles in the U.S.) The information set forth in this presentation is qualified by reference to, and should be read in conjunction with, our Annual Report on Form 10-K for the fiscal year ended October 31, 2024, filed with the SEC on December 27, 2024, our Quarterly Report on Form 10-Q for the quarter ended January 31, 2025, filed with the SEC on March 11, 2025, and our earnings release for the first quarter of fiscal year 2025, filed as an exhibit to our Current Report on Form 8-K filed with the SEC on March 11, 2025. Safe Harbor Statement

FuelCell Energy Snapshot

FuelCell Energy is a clean technology and manufacturing company dedicated to improving energy efficiency, resilience and security with low-to-zero carbon solutions.

Who we are

A global leader in electrochemical technology [1,2]

208 U.S. patents and patents pending covering our fuel cell technology

491 Patents and patents pending in other jurisdictions covering our fuel cell technology

22 Years of proven utility-scale distributed power generation

16 Million MWh generated with patented technology

188 Modules in Commercial Operation [3]

3 Continents

FCEL Listing: NASDAQ

HQ Danbury, Connecticut



Two electrochemical platforms:
Demo unit
Carbonate
Power Generation | Heat Recovery
Carbon Capture and Recovery
Solid Oxide
Power Generation | Electrolysis
Carbon Recovery and Capture
Reliable on-site CO2 supply, clean power and heat recovery
Applications
Food and beverage
- Carbonation
- Food processing
- Frozen food and preservation
Refrigeration
Greenhouses
Chemical
Geological sequestration
Low-to-Zero Carbon Electricity
Reliable on-site power and fuel flexible, scalable solutions, virtually free of NOx, SOx and particulate matter emissions
Applications
Data centers
Universities
Industrial
Hospitals
Grid support
Wastewater treatment plants
Hydrogen
Nuclear or renewable energy and water to create hydrogen via electrolysis
Applications
Green ammonia
Steel production
Refineries
Industrial heat
Synfuels (SAF, methanol, etc.)

FuelCell Energy

[1] Patents held by FuelCell Energy, Inc., and our subsidiary Versa Power Systems, Inc.
[2] As of January 31, 2024.
[3] As of January 31, 2024; certain sites have multiple platforms. As an example, our 14 MW Derby, CT project site has five SureSource 3000 platforms containing a total of ten modules.

© 2025 FuelCell Energy

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Key Messages

1. Strategic announcements subsequent to quarter end: Planned Partnership with Diversified Energy for large-scale deployment of carbonate fuel cells for datacenter applications and joint development agreement with MMHE for co-development of large-scale electrolyzers
2. Announced in January 2025 the 7.4MW project to be constructed in Hartford, CT; Continued site civil construction with Ameresco for the Sacramento Sewer District microgrid biofuel project
3. Advanced demonstration projects including module manufacturing for Exxon Rotterdam demonstration project; Completed delivery of Idaho National Laboratory solid oxide electrolysis (SOEC) demonstration unit
4. Advanced production of GGE replacement modules slated to ship later in 2025 and 2026
5. Managed costs effectively, following through with restructuring plans announced in November 2024


Esso Nederland is building:
Rotterdam Carbonate Fuelcell Pilot
New CO2 capture technology developed by:
FuelCell Energy
ExxonMobil
Duration: 2024 – 2031
www.cfcpilotforccs.com
Co-funded by the European Union

New signage at the construction site of the carbon capture demonstration project with Esso Nederland in Rotterdam, The Netherlands

FuelCell Energy
© 2025 FuelCell Energy
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© 2025 FuelCell Energy Powerhouse Business Strategy 5 Focus Scale Innovate Our Existing Platform to Support Growth Significant Market Opportunities • Streamline business operations • Optimize the core business • Drive commercial excellence, including building our sales pipeline For the Future • Continue product innovations, including carbon capture and carbon recovery • Deepen participation in the developing hydrogen ecosystem • Diversify our revenue streams by delivering products and services that support the global energy transition • Invest in commercialization • Extend process leadership • Strengthen our team • Expand geographically

© 2025 FuelCell Energy Operational Update 6

© 2025 FuelCell Energy Collaboration to Power Data Centers Using Coal Methane 7 • Expected to provide on-site, continuous and scalable power generation, securing data center uptime even in volatile market conditions. • Projects expected to address energy needs for data centers by providing a baseload supply of power within 18-24 months. • Anticipated innovative capital structuring expected to enable rapid deployment. • Power from fuel cells will drastically reduce the future carbon footprint. • Projects expected to create regional jobs and economic benefits. Diversified Energy, FuelCell Energy, and TESIAC announced a strategic partnership intended to address the urgent energy needs of data centers by supplying as much as 360 megawatts of electricity to locations in Virginia, West Virginia and Kentucky. Info Graphic

© 2025 FuelCell Energy Accelerated Data Center Deployment 8 Info Graphic

Malaysia Marine and Heavy Engineering (MMHE) JDA

Collaboration to co-develop large-scale H_2 production systems and technologies across Asia, New Zealand, and Australia


FuelCell Energy
MHB
Advancing Large-Scale Hydrogen Production with Solid Oxide Technology
Driving the future of low-carbon fuels through strategic joint development.

Collaboration to support a Detailed Feasibility Study

- Low-carbon fuel production facility to use SOEC technology with carbon dioxide and water as feedstocks in Malaysia
- KBR LLC will provide its proprietary low-carbon fuel synthesis technology

Will bring together modular solutions to support rapid deployment of commercial hydrogen production

- FuelCell Energy's SOEC technology
- MMHE's expertise in large-scale fabrication

Affirming our commitment to advancing green energy solutions

- Supports global decarbonization and energy transition goals
- Aligns with Malaysia's goals to achieve net-zero carbon emissions by 2050, while advancing its national hydrogen value chain

Note: Malaysia Marine and Heavy Engineering Sdn Bhd (MMHE) is a wholly owned subsidiary of Malaysia Marine and Heavy Engineering Holdings Berhad (KLSE: MHB)

FuelCell Energy
© 2025 FuelCell Energy
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Development and Operational Updates

Product Development

- Carbon capture: Module production for the carbon capture and storage project at the Port of Rotterdam is complete pending commissioning; expected to ship mid-2025
- 2025 Joint Development Agreement activity positioned to advance commercialization of carbon capture



Carbon Capture module in Torrington, CT being prepared for shipment to Rotterdam

- Carbon recovery: Construction completed, and commissioning and preliminary testing is ongoing for carbon recovery platform
  - Key step for prospective customers to be able to sample the CO_2



Carbon Recovery platform located in Torrington, CT

- Electrolyzer: First at-scale fully-integrated electrolyzer system arrived at Idaho National Laboratory and is currently being installed for demonstration


Solid Oxide
Electrolyzer

Commercial Deployment

US

- Microgrid biogas project delivery of modules to Sacramento Sewer District for Ameresco complete
- 7.4 MW project to be built in Hartford, CT announced in January 2025; adds ~$167 million of generation revenue to backlog

Korea – GGE Update

- 6 modules delivered in the fourth quarter and commissioned in the first quarter
- 36 remaining modules to be manufactured and delivered
  - Currently in manufacturing
  - Remaining 2025 module deliveries expected to be delivered in the 2H-2025
  - Balance of the modules expected to be delivered in 2026

FuelCell Energy

© 2025 FuelCell Energy
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© 2025 FuelCell Energy Financial Update 11

© 2025 FuelCell Energy Q1 Fiscal 2025 Financial Performance 12 (1) Reconciliation of Adjusted EBITDA to most directly comparable GAAP financial measure is included in the appendix (2) Historic per share information reflects the impact of the reverse stock split implemented on November 8, 2024 (3) The $270.7M balance is comprised of $98.1M of Unrestricted Cash and Cash Equivalents, $110.3M of Short-Term investments, and $62.4M of Restricted Cash and Cash Equivalents Total cash and short-term investment position (includes restricted cash and cash equivalents) 3 $270.7M as of January 31, 2025 (Amounts in millions, except per share amounts) Q1 2025 Q1 2024 Total revenue $19.0 $16.7 Loss from Operations $(32.9) $(42.5) Net loss attributable to common stockholders $(29.1) $(20.6) Net loss per share attributable to common stockholders 2 $(1.42) $(1.37) 2 Adjusted EBITDA 1 $(21.1) $(29.1)

© 2025 FuelCell Energy Q1 Fiscal 2025 Financial Performance and Backlog 13 Revenue Breakdown ($M) Q1 2025 Total Revenue: $19.0 million 0% 10% 60% 30% Product Service Generation Advanced Technologies $0.1 $1.8 $11.3 $5.7 $0.14 $0.17 $0.86 $1.00 $0.02 $0.03 $0.11 Q1 2024 Q1 2025 Service Generation Adv. Tech. Product $1.31 $1.03 Gross Loss and Operating Expenses ($M) $(11.7) $(5.2) $(30.8) $(27.6) Q1 2024 Q1 2025 Backlog ($B) Gross Loss Operating Expenses

© 2025 FuelCell Energy Cash and Liquidity 14 Our liquidity position has enabled us to execute on our strategic initiatives through investment in manufacturing and R&D • $270.7M in total cash (including restricted cash and equivalents) and short-term investments as of 1/31/2025 • Sale of ~0.7 million shares of common stock during the 1st quarter resulted in gross proceeds of ~$6.3 million 1 Focused on cash management including significant reductions in operating costs Short-term cash used to build out inventory in support of GGE order and to safe harbor U.S. project opportunities Liquidity to fund projects in development and commercialization activities 297.5 98.1 148.1 98.1 110.3 109.1 110.3 51.3 62.4 60.8 62.4 1/31/24 1/31/25 10/31/24 1/31/25 Cash and Equivalents & Short-Term Treasury Securities ($M) Restricted Short-term Investments in U.S. Treasury Securities Unrestricted $348.8 $270.7 $270.7 Year-over-Year Sequential Quarters $318.0 1. Net proceeds to the Company of approximately $5.9 million after deducting sales commissions and fees totaling approximately $0.4 million.

© 2025 FuelCell Energy Thank you 15

© 2025 FuelCell Energy Appendix 16

GAAP to Non-GAAP Reconciliation

The following table calculates EBITDA and Adjusted EBITDA and reconciles these figures to the GAAP financial statement measure Net loss

	Three Months Ended January 31,	
(Amounts in thousands)	2025	2024
Net loss	$ (32,386)	$ (44,399)
Depreciation and amortization (1)	9,946	8,599
Provision for income taxes	-	-
Other (income) expense, net (2)	(684)	3,650
Interest income	(2,388)	(4,067)
Interest expense	2,607	2,338
EBITDA	$ (22,905)	$ (33,879)
Stock-based compensation expense	2,142	2,876
Unrealized (gain) loss on natural gas contract derivative assets (3)	(1,846)	1,859
Restructuring	1,536	-
Adjusted EBITDA	$ (21,073)	$ (29,144)

(1) Includes depreciation and amortization on our Generation portfolio of $8.0 million and $6.8 million for the three months January 31, 2025 and 2024, respectively

(2) Other (income) expense, net includes gains and losses from transactions denominated in foreign currencies, interest rate swap income earned from investments and other items incurred periodically, which are not the result of the Company's normal business operations.

(3) The Company recorded a mark-to-market net (gain) loss of ($1.8) million and $1.9 million for the three months ended January 31, 2025 and 2024, respectively, related to natural gas purchase contracts as a result of net settling certain natural gas purchases under previous normal purchase normal sale contract designations, which resulted in a change to mark-to-market accounting. These gains and losses are classified as Generation cost of sales.

Financial results are presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Management also uses non-GAAP measures to analyze and make operating decisions on the business. Earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA are non-GAAP measures of operations and operating performance by the Company.

These supplemental non-GAAP measures are provided to assist readers in assessing operating performance. Management believes EBITDA and Adjusted EBITDA are useful in assessing performance and highlighting trends on an overall basis. Management also believes these measures are used by companies in the fuel cell sector and by securities analysts and investors when comparing the results of the Company with those of other companies. EBITDA differs from the most comparable GAAP measure, net loss attributable to the Company, primarily because it does not include finance expense, income taxes and depreciation of property, plant and equipment and project assets. Adjusted EBITDA adjusts EBITDA for stock-based compensation, restructuring charges, non-cash (gain) loss on derivative instruments and other unusual items, which are considered either non-cash or non-recurring.

While management believes that these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these measures. The measures are not prepared in accordance with GAAP and may not be directly comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation. The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

FuelCell Energy
© 2025 FuelCell Energy
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Global Restructuring Plan

Focusing Core Technologies on Distributed Power Generation, Grid Resiliency, and Data Center Growth

Realigning resources toward advancing core technologies

- Prioritizing commercially available technologies to reflect changing market opportunities with an updated strategic plan
- Continuing to pursue strategies for CO_2 recovery for food and beverage and industrial uses, along with differentiated joint carbon capture platform development

Offering solutions that can deliver power swiftly to meet the increasing power demand

- Expanding manufacturing capabilities for molten carbonate technology to enable distributed power solutions
- Adding resources necessary to support growing Korean customer base
- Targeting a manufacturing run-rate for fiscal year 2025 at or above the fiscal year 2024 level

Focusing on topline revenue growth and future profitability

- Aiming to protect the company's competitive position amid slower-than-expected investments in clean energy
- Working to reduce total operating costs by ~15% in fiscal year 2025[1], including lower spending on product development and overhead

Reiterating confidence in market potential for solid oxide technology to deliver electrolysis and power generation

- Seeking to develop additional partnerships for solid oxide technology to meet market demand for multi-megawatt implementations
- Expecting to demonstrate our solid oxide electrolyzer at Idaho National Laboratory in early calendar 2025, which we will provide important third-party validation of performance data

(1) As compared with fiscal year 2024

FuelCell Energy
© 2025 FuelCell Energy
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FY25 Investment Targets

Capital Expenditures

Expand manufacturing capacity
Target Range: $20M to $25M

- Calgary, Canada
  - Continued solid oxide production capacity expansion
- Torrington, CT
  - Completion of carbon recovery test unit



$6.4
$21.1
$39.3
$47.7
$20-$25
FY2021
FY2022
FY2023
FY2024
FY2025E

R&D Expenditures

Accelerate Commercialization of Advanced Technologies Solutions
Target Range: $40M to $45M

- Continued improvement of fuel cell stack design and life
- Enhance our solid oxide module design to enhance our ability to compete for large-scale infrastructure projects
- Advancing commercial demonstrations of carbon capture and carbon recovery platforms



$11.3
$34.5
$61.0
$55.4
$40-$45
FY2021
FY2022
FY2023
FY2024
FY2025E

FuelCell Energy
© 2025 FuelCell Energy
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© 2025 FuelCell Energy 20 Completed a multi-year fleet upgrade • Replaced ~30 MW of modules over the past 3 years in our service business Have entered a lighter module replacement cycle based on deployment of longer stack life modules Additional opportunities for LTSAs exist in Korea with current Korea Fuel Cell customers Note: Quarters shown are fiscal quarters for fiscal years ending January 31st * The planned replacement will involve installing a used module from inventory Projects with LTSA Size of Plant (MW) Module Restack Quantity Est. Date of Next Module Restack Pepperidge Farm - 1 1.4* 1 Q2-2025 United Illuminating - New Haven 2.8 2 Q2-2025 City of Tulare 2.8 2 Q3-2026 United Illuminating - Seaside 2.8 2 Q1-2026 United Illuminating - Glastonbury 2.8 2 Q1-2027 E.ON - Friatec 1.4 1 Q1-2027 E.ON - Radisson 0.4 1 Q1-2028 Pepperidge Farm - 2 1.4 1 Q3-2028 KOSPO 2.5 2 Q3-2028 University of Bridgeport 1.4 1 Q3-2028 KOSPO 2.5 2 Q3-2029 United Illuminating - Woodbridge 2.2 2 Q1-2030 KOSPO 2.5 2 Q1-2030 KOSPO 10 4 Q2-2030 Trinity College 1.4 1 Q3-2030 KOSPO 2.5 2 Q3-2030 Noeul Green Energy 20 16 Q1-2030 Total under LTSA 60.8 45 Service Business Profile for Module Replacement

FuelCell Energy Owned U.S. Operating Portfolio Overview

On-Balance Sheet Generation Operating Portfolio as of January 31, 2025

Project Name	Power Off-Taker	Location	Rated Capacity[1] (MW)	Actual Commercial Operation Date [2]	PPA Term (Years)
Central CT State University ("CCSU")	CCSU (CT University)	New Britain, CT	1.4	Q2 '12	15
Riverside Regional Water Quality Control Plant	City of Riverside (CA Municipality)	Riverside, CA	1.4	Q4 '16	20
Pfizer, Inc.	Pfizer, Inc.	Groton, CT	5.6	Q4 '16	20
Santa Rita Jail	Alameda County, California	Dublin, CA	1.4	Q1 '17	20
Bridgeport Fuel Cell Project	Connecticut Light and Power (CT Utility)	Bridgeport, CT	14.9	Q1 '13	15
Tulare BioMAT	Southern California Edison (CA Utility)	Tulare, CA	2.8	Q1 '20	20
San Bernardino	San Bernardino Municipal Water Dept.	San Bernardino, CA	1.4	Q3 '21	20
LIPA Yaphank Project	PSEG/LIPA, LI NY (Utility)	Long Island, NY	7.4	Q1 '22	20
Groton Project	CMEEC (CT Electric Co-op)	Groton, CT	7.4	Q1 '23	20
Toyota	Southern California Edison, Toyota	Los Angeles, CA	2.3	Q1'24	20
Derby - CT RFP-2	Eversource/United Illuminating (CT Utilities)	Derby, CT	14.0	Q1'24	20
Derby (SCEF)	Eversource/United Illuminating (CT Utilities)	Derby, CT	2.8	Q1'24	20
Total MW Operating			62.8		

[1] Rated capacity is the platform's design rated output as of the date of initiation of commercial operations, except with respect to the Groton Project which did not achieve its design rated output of 7.4 MW until December 2023

[2] Quarters for Actual Commercial Operation Date refer to FuelCell Energy fiscal quarters

FuelCell Energy
© 2025 FuelCell Energy
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